                                                                 Exhibit 10.6(f)

                [LETTERHEAD OF CHICAGO TITLE AND TRUST COMPANY]


                                                                   June 16, 1998

Mr. Christopher Abbinante
Chicago Title Insurance Company
171 North Clark Street
MLC 32ED
Chicago, IL 60601

Dear Chris:

      You have recently received certain distributions regarding the performance units for the 1995-1997 cycle (the First Cycle Units-Managers Section) as awarded to you under Chicago Title and Trust Company's 1995 Performance Unit Incentive Plan (the "1995 Plan"). This letter agreement (the "1995 Plan Award Agreement") is to set forth our agreement regarding:

(1) the disposition of the 800 performance units for the 1996-1998 cycle (the "Second Cycle Units-Managers Section") previously awarded to you pursuant to the 1995 Plan-Managers Section,(1) and

(2) the disposition of the 1,000 performance units for the 1997-2000 cycle (the "Second Cycle Units-Executives Section") previously awarded to you pursuant to the 1995 Plan-Executives Section.(2)

      As you know, Alleghany Corporation ("Alleghany") intends to transfer all of the issued and outstanding common stock of Chicago Title and Trust Company ("CT&T") to Chicago Title Corporation, a newly formed holding company for CT&T ("Chicago Title"), and, thereafter, to distribute all of the outstanding common stock of Chicago Title ("Chicago Title Common Stock"), other than shares of restricted stock issued to senior management and non-employee directors, to the stockholders of Alleghany (the "Distribution"). Prior to the transfer of CT&T to Chicago Title, CT&T will distribute all of the outstanding stock of CT&T's subsidiary Alleghany Asset Management, Inc. ("AAM"), to Alleghany. The Distribution will be effective on June 17,

---------
(1) No Third Cycle performance units have been awarded to you under the 1995 Plan-Managers Section.

(2) No First Cycle performance units have been awarded to you under the 1995 Plan-Executives Section.

1998 as determined by the Board of Directors of Alleghany and set forth in its declaration of the Distribution (the "Distribution Date").

      A. Additional Incentive Awards

      1. On the Distribution Date, Chicago Title will grant to you an award of 30,000 restricted shares of Chicago Title Common Stock pursuant to Chicago Title's 1998 Long-Term Incentive Plan, which will vest as to 50% on the second anniversary of the Distribution Date and 50% on the third anniversary of the Distribution Date. The terms of such award will be governed by a restricted stock agreement to be entered into by you and Chicago Title (the "Restricted Stock Agreement") under the 1998 Long-Term Incentive Plan. In connection with such restricted stock award, on the Distribution Date you will make an election under Section 83(b) of the Internal Revenue Code, and Chicago Title will make a tax gross-up payment to you in cash, or on your behalf through withholding payments, to cover your Federal, state and local income taxes (including the Medicaid portion of F.I.C.A.) on the restricted stock award and the gross-up payment.

      2. On the day after the Distribution Date, the Compensation Committee of the Chicago Title Board will be asked to consider a recommendation that you be awarded non-qualified stock options to purchase 30,000 shares of Chicago Title Common Stock pursuant to Chicago Title's 1998 Long-Term Incentive Plan, the terms of which stock options will be governed by a stock option agreement to be entered into by you and Chicago Title (the "Stock Option Agreement") under the 1998 Long-Term Incentive Plan. It is expressly understood that any such grant, and the terms thereof, shall be at the sole discretion of the Compensation Committee.

      3. Effective on the Distribution Date, you will only have such rights in respect of the Second Cycle Units-Managers Section and the Second Cycle Units-Executives Section as are set forth in this 1995 Plan Award Agreement. You expressly represent and warrant that you have elected to enter into this 1995 Plan Award Agreement in consideration of the grant of restricted stock provided for in Paragraph A. 1. above and other valuable consideration provided hereunder and that you were advised that you had the right (i) to forego said restricted stock and other consideration and (ii) to continue your Second Cycle Units-Managers Section and your Second Cycle Units-Executives Section in accordance with their terms. Accordingly, you agree that your entering into this 1995 Plan Award Agreement shall not be deemed to constitute a termination of the 1995 Plan.

      B. Second Cycle Units

      1. As regards your Second Cycle Units-Managers Section, the value of such units will be fixed at year-end 1998, and benefits will be calculated in the manner set forth in Sections 6, 16 and 17 of the 1995 Plan, except that, for 1998, benefits will be calculated on the assumption that AAM had remained a subsidiary of CT&T throughout 1998 and that AAM had achieved 100% of its post-separation planned results for 1998 (as included in Alleghany's Plan for 1998-2002) (i.e., benefits will take into account (x) actual CT&T (or Chicago Title, after it becomes the parent of

CT&T) results through December 31, 1998, and (y) to the extent that AAM results are not included in subparagraph (x) above, AAM planned results for such portions of 1998 during which AAM is not a subsidiary of CT&T). No values will be calculated and no benefits will be accrued for periods subsequent to December 31, 1998.

      2. As regards your Second Cycle Units-Executives Section, the value of such units will be fixed at year-end 1998. In computing benefits payable in respect of your Second Cycle Units-Executives Section, subject to paragraph D.
1. hereof, benefits will be calculated in the manner set forth in Sections 6 and 13 of the 1995 Plan, except that, for 1998, benefits will be calculated on the assumption that AAM had remained a subsidiary of CT&T throughout 1998 and that AAM had achieved 100% of its post-separation planned results for 1998 (as included in Alleghany's Plan for 1998-2002) (i.e., benefits will take into account (x) actual CT&T (or Chicago Title, after it becomes the parent of CT&T) results through December 31, 1998 and (y) to the extent that AAM results are not included in subparagraph (x) above, AAM planned results for such portions of 1998 during which AAM is not a subsidiary of CT&T). No values will be calculated and no benefits will be accrued for periods subsequent to December 31, 1998.

      C. Manner of Payment

      1. All payouts in respect of your Second Cycle Units-Managers Section and your Second Cycle Units-Executives Section will be made in the form of cash.

      2. In determining the amounts of your payouts in respect of your Second Cycle Units-Managers Section and your Second Cycle Units-Executives Section, you shall be entitled to the excess of the value on the Distribution Date of the shares of common stock of Alleghany ("Alleghany Common Stock") that you were required to purchase, or that you elected to purchase, in accordance with the terms of the 1995 Plan over the purchase price therefor as provided in the 1995 Plan. Such value on the Distribution Date will be based upon the average of the daily averages of the high and low sales prices of Alleghany Common Stock as reported on the New York Stock Exchange Composite Tape for the five trading days preceding the Distribution Date (or, in the event that there is no trading of Alleghany Common Stock on any day during such five-trading-day period, for such lesser number of days within such five-trading-day period that Alleghany Common Stock is traded). For purposes of the valuation of Alleghany Common Stock in the manner described in the preceding sentence, regular way prices (i.e., with due bills for the shares of Chicago Title Common Stock to be distributed in respect of a share of Alleghany Common Stock) shall be used or, in the absence of such regular way trading on any day during such five-trading-day period, the valuation of Alleghany Common Stock on such day shall be an amount equal to the sum of (a) the average of the high and low ex-distribution or when-issued sales prices of Alleghany Common Stock as reported on the New York Stock Exchange Composite Tape on such date, plus (b) the average of the high and low when-issued or regular way sales prices of Chicago Title Common Stock as reported on the New York Stock Exchange Composite Tape on such date.

      3. Distribution of payouts in respect of your Second Cycle Units-Managers Section will be made during the first calendar quarter of 1999 as soon as reasonably practicable after completion of 1998 audited financial statements of Chicago Title. As a condition to your right to receive any such payout, you must be an employee of Chicago Title or one of its subsidiaries on the date of the payout; provided, however, that in the event of death, Total Disability (as defined in the Chicago Title and Trust Company Pension Plan, as amended from time to time), or normal retirement after age 55 (each a "Termination Event") prior to the date of the payout, you shall be entitled to a payout of an amount determined by multiplying the payout to which you would have been entitled hereunder absent a Termination Event by a fraction the numerator of which is the number of whole months between January 1, 1996 and the Termination Event (but not more than 36) and the denominator of which is 36.

      4. Distribution of payouts in respect of your Second Cycle Units-Executives Section will be made during the first calendar quarter of 2000. As a condition to your right to receive any such payout, you must be an employee of Chicago Title or one of its subsidiaries on the date of the payout; provided, however, that in the event of death, Total Disability (as defined in the Chicago Title and Trust Company Pension Plan, as amended from time to time), or normal retirement after age 55 (each a "Termination Event") prior to the date of the payout, you shall be entitled to a payout of an amount determined by multiplying the payout to which you would have been entitled hereunder absent a Termination Event by a fraction the numerator of which is the number of whole months between January 1, 1997 and the Termination Event (but not more than 24) and the denominator of which is 24.

       5. An example of the valuation of your Second Cycle Units-Managers Section and the fulfillment of the options pursuant thereto are set forth in Exhibit A attached hereto. An example of the valuation of your Second Cycle Units-Executives Section and the fulfillment of the options pursuant thereto are set forth in Exhibit B attached hereto.

       D.   Other

       1. For purposes of computation of benefits, references in the 1995 Plan to "dividends paid to Alleghany" shall be deemed to include cash dividends paid by Chicago Title to its stockholders as well as cash dividends paid to Alleghany by CT&T or Chicago Title prior to the Distribution, and references to "approval by Alleghany" shall be deemed to mean approval by Alleghany or by the Compensation Committee of the Board of Directors of Chicago Title.

       2. References in the 1995 Plan to administration by "the Company" shall be deemed replaced by reference to the Compensation Committee of the Board of Directors of Chicago Title and references in the 1995 Plan to administration by "the Vice Chairman of the Company" shall be deemed replaced by references to the Chief Executive Officer of Chicago Title.

       3. Except for Sections 1 through 6, Sections 7.E., 7.F. and 7.G., Sections 8 through 11, and Sections 16 through 18, the terms of which shall remain in effect as modified by the provisions set forth in this 1995 Plan Award Agreement, the provisions of the 1995 Plan are of no further force and effect with respect to the Second Cycle Units-Managers Section previously awarded to you.

       4. Except for Sections 1 through 6, Sections 7.E., 7.F. and 7.G., Sections 8 through 11, and Sections 13 and 14, the terms of which shall remain in effect as modified by the provisions set forth in this 1995 Plan Award Agreement, the provisions of the 1995 Plan are of no further force and effect with respect to the Second Cycle Units-Executives Section previously awarded to you.

      5. All payments made to you pursuant hereto, including payments made pursuant to agreements referred to herein, shall be subject to any applicable tax withholding.

      If the foregoing is consistent with your understanding, please countersign the enclosed copy of this letter and return it to me.

                            CHICAGO TITLE CORPORATION


                            By /s/ John Rau
                              -----------------------------------

                            CHICAGO TITLE AND TRUST COMPANY


                            By /s/ Paul T. Sands, Jr.
                               -----------------------------------

Accepted and agreed to
this 12th day of
June, 1998


/s/ Christopher Abbinante
--------------------------------------------
    Christopher Abbinante

                                   EXHIBIT A
                  1995 PLAN AWARD AGREEMENT - MANAGERS SECTION

Participant:  C. Abbinante                                           Page 1 of 4

1)  If you accept the terms specified in the 1995 Plan Award Agreement:

--------------------------------------------------------------------------------
----------------
Plan Information
----------------

                                                             Units Issued in:
                                                       -------------------------
                                                              1996          1997
                                                       -----------   -----------
                             ** Estimated Unit Value:      $ 40.00       N/A
                          Stock Dividend Issued 1996:        2.00%
                          Stock Dividend Issued 1997:        2.00%
              Total Stock Dividend Adjustment Factor:       1.0404
           Employee Purchase Price of Stock Per Plan:      $193.34
         Purchase Price Adjusted for Stock Dividends:      $185.83
  Est. Market Price of Alleghany Stock on Dist. Date:      $350.00
              Estimated Stock Appreciation Per Share:
                            1996 = $350.00 - $185.83       $164.17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
---------------------------
Estimated Participant Value
---------------------------

                                                            Units Issued in:
                                                     ---------------------------
                                                              1996          1997
                                                     -------------  ------------
                               Number of Units Issued:      800.00      N/A
   Estimated Value of Units (Unit Value x # of Units):  $32,000.00
                Estimated 25% Mandatory Stock Dollars:   $8,000.00
      Early Stock Election Made in Year of Unit Award:      10.00%
 Estimated Available Dollars for Early Stock Election:   $3,200.00
                    Estimated Total Dollars for Stock
                   (Mandatory + Early Stock Election):  $11,200.00
       Mandatory/Early Election # of Shares Available:       60.27
Estimated Stock Appreciation on # of Shares Available:   $9,894.53
                         Estimated Total Cash Payment
      (Estimated Value of Units + Est. Stock Apprec.):  $41,894.53

            Plus:
------------------
Stock Option Award  (also see Exhibit B re: Executive Section)
------------------

                                                              1998 Award
                                                     --------------------------
      Non-Qualified Stock Options to Purchase # of
 Shares of Chicago Title Corporation Common Stock:                       30,000

    Estimated Range of Values of Each Stock Option
   Assuming a Stock Price of $35 on the Grant Date:        $6.00-         $7.00

                Estimated Range of the Total Value
                        of your Stock Option Award:  $180,000.00    $210,000.00

              Plus:
----------------------
Restricted Stock Award  (also see Exhibit B re: Executive Section)
----------------------

                                                             1998 Award
                                                   -----------------------------
                         # of Restricted Shares of
           Chicago Title Corporation Common Stock:                        30,000

              Estimated Market Value of Each Share:                       $35.00

  Estimated Market Value of Restricted Stock Award:                $1,050,000.00

--------------------------------------------------------------------------------

                                    EXHIBIT A
                      1995 PLAN AWARD AGREEMENT - MANAGERS

      1) If you accept the terms specified in the 1995 Plan Award Agreement

                                                                     Page 2 of 4

---------------------------
Calculation of Unit Values:
---------------------------

The Estimated Unit Values of units issued in 1996 ("Second Cycle Units") and in 1997 ("Third Cycle Units") as shown in the illustration of the calculation of your "Estimated Participant Value" on Page 1 of 4 of this Exhibit A were calculated based on the assumption that the Distribution Date of Chicago Title Common Stock had occurred as of April 30, 1998 (the assumed separation date). Actual Unit Values used to determine cash payouts under the Plan, in accordance with the "1995 Plan Award Agreement", will be calculated using actual financial results of CT&T through the actual separation date, as follows:

Second Cycle Units

The value of Second Cycle Units will be fixed at year-end 1998, and benefits will be calculated in the manner set forth in Sections 6, 16 and 17 of the 1995 Plan, except that, for 1998, benefits will be calculated on the assumption that AAM had remained a subsidiary of CT&T throughout 1998 and that AAM had achieved 100% of its post-separation planned results for 1998 (as included in Alleghany's Plan for 1998-2002) (i.e., benefits will take into account (x) actual CT&T (or Chicago Title, after it becomes the parent of CT&T) results through December 31, 1998, and (y) to the extent that AAM results are not included in subparagraph
(x) above, AAM planned results for such portions of 1998 during which AAM is not a subsidiary of CT&T). No values will be calculated and no benefits will be accrued for periods subsequent to December 31, 1998.

Third Cycle Units

The value of Third Cycle Units will be fixed at year-end 1998, and benefits will be calculated on the assumption that AAM had remained a subsidiary of CT&T throughout 1998 and 1999, that AAM had achieved 100% of its post-separation planned results for 1998 and 1999 (as included in Alleghany's Plan for 1998-2002) and that CT&T had achieved 100% of planned results for 1999 (as included in Alleghany's Plan for 1998-2002) (i.e., benefits will take into account (x) actual CT&T (or Chicago Title, after it becomes the parent of CT&T) results through December 31, 1998, (y) CT&T planned results for 1999 and (z) to the extent that AAM results are not included in subparagraphs (x) and (y) above, AAM planned results for such portions of 1998 and 1999 during which AAM is not a subsidiary of CT&T). Except as specifically provided in the immediately preceding sentence, no values will be calculated and no benefits will be accrued for periods subsequent to December 31, 1999.

-----------------------
Value of Stock 0ptions:
-----------------------

The fair value of a stock option award can be estimated using an option-pricing model that considers certain variables and assumptions. Over the years, a number of mathematical models for estimating the fair value of options have been developed. Among the most commonly used methodologies is the Black-Sholes model. This model says the expected value of an option depends on six factors: (1) the market price of the underlying stock at the grant date; (2) the exercise price of the option; (3) the dividend yield of the underlying stock; (4) the length of the option term; (5) volatility of the underlying stock; and, (6) the "risk-free" interest rate.

The Estimated Range of Values of Each Stock Option shown on Page 1 of 4 of this Exhibit A was determined using the Black-Sholes model, incorporating assumptions about the six factors referred to above as they relate to Chicago Title Corporation. Among the assumptions used were a $35 market price for a share of Chicago Title Corporation stock on the grant date and an average option duration of 6 years. Changes in any of the six assumptions will result in a different estimated value. The Black-Sholes model produced an estimated option value equal to 20% - 23.3% of the estimated market value of Chicago Tide Corporation stock as of the spin-off.

                                   EXHIBIT A
                  1995 PLAN AWARD AGREEMENT - MANAGERS SECTION

Participant:  C. Abbinante                                           Page 3 of 4

2) If you do not accept the terms specified in the 1995 Plan Award Agreement:

--------------------------------------------------------------------------------
----------------
Plan Information
----------------

                                                               Units Issued in:
                                                        ------------------------
                                                             1996           1997
                                                        -----------  -----------
                               ** Estimated Unit Value:    $40.00           N/A
                            Stock Dividend Issued 1996:      2.00%
                            Stock Dividend Issued 1997:      2.00%
                Total Stock Dividend Adjustment Factor:    1.0404
             Employee Purchase Price of Stock Per Plan:   $193.34
           Purchase Price Adjusted for Stock Dividends:   $185.83
              Estimated Market Price of Alleghany Stock
                                  on Distribution Date:   $350.00
                Estimated Stock Appreciation Per Share:
                               1996 = $350.00 - $143.29   $164.17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
---------------------------
Estimated Participant Value
---------------------------

                                                               Units Issued in:
                                                        ------------------------
                                                            1996         1997
                                                        -----------  -----------
                                Number of Units Issued:      800.00       N/A
    Estimated Value of Units (Unit Value x # of Units):  $32,000.00

                 Estimated 25% Mandatory Stock Dollars:   $8,000.00
       Early Stock Election Made in Year of Unit Award:       10.00%
  Estimated Available Dollars for Early Stock Election:   $3,200.00
                      Estimated Total Dollars for Stock
                    (Mandatory + Early Stock Election):  $11,200.00
        Mandatory/Early Election # of Shares Available:       60.27
 Estimated Stock Appreciation on # of Shares Available:   $9,894.53
                           Estimated Total Cash Payment
        (Estimated Value of Units + Est Stock Apprec.):  $41,894.53

--------------------------------------------------------------------------------

                                    EXHIBIT A
                      1995 PLAN AWARD AGREEMENT - MANAGERS

  2) If you do not accept the terms specified in the 1995 Plan Award Agreement

                                                                     Page 4 of 4

---------------------------
Calculation of Unit Values:
---------------------------

The Estimated Unit Values of units issued in 1996 ("Second Cycle Units") and in 1997 ("Third Cycle Units") as shown in the illustration of the calculation of your "Estimated Participant Value" on Page 3 of 4 of this Exhibit A were calculated based on the assumption that the Distribution Date of Chicago Title Common Stock had occurred as of April 30, 1998 (the assumed separation date). Actual Unit Values used to determine cash payouts under the Plan, in the event that you do not accept the terms specified in the "1995 Plan Award Agreement", will be calculated using actual financial results of CT&T through the actual separation date, as follows:

Second Cycle Units

The value of Second Cycle Units will be calculated in the manner set forth in Sections 6, 16 and 17 of the 1995 Plan, except that, for 1998, benefits will be calculated excluding AAM results after the separation date. That is, actual Chicago Title (excluding AAM) results will be used in the calculation for the post-separation portion of 1998.

Third Cycle Units

The value of Third Cycle Units will be calculated in the manner set forth in Sections 6, 16 and 17 of the 1995 Plan, except that, for 1998 and 1999, benefits will be calculated excluding AAM results after the separation date. That is, actual Chicago Title (excluding AAM) results will be used in the calculation for the post-separation portion of 1998 and calendar year 1999.